SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C, 20549


                                    FORM 8-K


                                 CURRENT REPORT


Pursuant to Section 13 or 15(d) of the  Securities  Exchange Act of 1934

Date of Report (Date of earliest event reported) November 15, 2000
                                                 -----------------

                        MOUNTAINS WEST EXPLORATIQN,INC.
                        -------------------------------
             (Exact name of registrant as specified in its chaner)


        New Mexico                      0-9500                  85-02804 15
        ----------                      ------                  -----------
(State or other  jurisdiction         (Commission              (IRS Employer
     of incorporation)                File Numbcr)           Identification No.)


     616 Central Ave., S.E., Suite 213
     Albuquerque. New Mexico                                         87102
     ---------------------------------                               -----
  (Address of principal executive offices)                         (Zip Code)



Registrant' telephone number, including area code: (505) 243-4949
                                                   --------------


                              NA
                              --
(Former name or former address, if changed since last report.)


Item 4, Changes in Certifying Accountant.

On November 15, 2000 REDW, LLC, Certified Public Accountants resigned as auditors for the Registrant. The resignation was not because of a disageement with the Registrant or any matter relating to the Registrant's policies or operations.


                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                MOUNTAINS WEST EXPLORATION,INC.



                                                Robert A. Doak, Jr.
                                                ------------------------------
                                                Robert A. Doak, Jr., President
Date: November 28, 2000